SCHEDULE OF SUPPLEMENTAL BALANCE SHEET INFORMATION RELATED TO OPERATING LEASE (Details) - USD ($)	Sep. 30, 2022	Sep. 30, 2021	Oct. 01, 2020
Leases
Operating lease right-of-use assets	$ 49,145	$ 312,429
Right-of-use assets - accumulated amortization	(6,571)	(7,165)
Right-of-use assets, net	42,574	305,264
Operating lease liabilities – current	15,833	72,362
Operating lease liabilities – non-current	26,741	232,902
Total operating lease liabilities	$ 42,574	$ 305,264	$ 300,000